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                                                                   EXHIBIT 10.05

                         RATIONAL SOFTWARE CORPORATION


                                                     April 1, 1998

          Re:    REPRICING OF OPTIONS
                 --------------------

Dear Optionee:

     The Compensation Committee of the Board of Directors of Rational Software Corporation (the "Company") has authorized the repricing of stock options held by certain of the officers of the Company. This program covers those options (collectively, the "Old Options") whose exercise price exceeds the closing price of the Company's Common Stock on April 2, 1998. Participation by each option holder is, of course, voluntary. In order to participate, you must execute the enclosed form entitled "Repricing of Stock Options" and return it to my attention at the Company either by facsimile transmission at (408) 863-4141 or by mail to: 18880 Homestead Road, Cupertino, CA 95014, for receipt by me no later than 1:00 p.m. Pacific Standard Time, on April 3, 1998.

     The principal features of the repriced options (collectively, the "Repriced Options") will be the same as the Old Options (including number of shares, vesting and expiration date), except as follows:

     1.    Limitations On Disposition. None of the shares purchased pursuant to
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Repriced Options may be sold or otherwise disposed of until April 3, 1999. On or after April 3, 1999, up to fifty percent (50%) of the then-vested shares subject to Repriced Options may be sold or otherwise disposed of. On or after April 3, 2000, all of the shares subject to Repriced Options may be sold or otherwise disposed of without regard to this limit on disposition. However, these restrictions will not prevent transfers not involving a change in beneficial ownership or pursuant to a bona fide gift and will not prevent a bona fide pledge of the shares to secure the purchase price thereof, although such shares shall remain subject to the limitations on disposition and the buy back right stated herein.

     2.    Buy Back Right. Any shares subject to Repriced Options, which are
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still subject to any part of the two year "lock-up" period discussed above, held by any optionee who terminates employment with the Company, either voluntarily or involuntarily, during the two year term of the "lock-up" are subject to a discretionary right of repurchase, at their purchase price, by the Company. The Company intends to exercise this right if the fair market value of the shares purchased pursuant to Repriced Options at the time the buy back right is to be exercised is greater than their purchase price. As a condition precedent to participating in this repricing and as a condition to any exercise of any Repriced Options, all optionees participating in this repricing program must agree that, upon exercise of any Repriced Option, the optionee shall execute such agreements and/or instruments as the Company may reasonably request to ensure enforceability of this buy back right including, without limitation, a stock power executed in blank, an escrow agreement and a restricted stock purchase agreement. Such right shall not apply in the event that the optionee's employment is terminated due to death or disability or in the event of an involuntary termination of the optionee following a change in control of the Company (defined as a transaction or series of related transactions following which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons acting together as a group different from the persons holding those securities immediately prior to such transaction, though offerings to "the public" shall not constitute such a change in control).

     Nothing in this stock option repricing program derogates from or changes the economic benefits as intended by and set forth in any employment agreement between the optionee and the Company ("Employment Agreement"), and that in the event of any conflict or inconsistency between the provisions of the Employment Agreement and this repricing program, then the provisions of the Employment Agreement shall govern. If, in connection with any involuntary termination (as such term or any similar term may be defined in any Employment Agreement), the optionee shall become entitled to full vesting and exercisability of stock options pursuant to such Employment Agreement, then all lock-up and buy-back provisions contained in this repricing program shall cease and be of no further force or effect with respect to any shares issued or issuable to such person pursuant to any stock options.

     3.    Exercise Price. The exercise price of the Repriced Options will be
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the closing price of the Company's Common Stock on April 2, 1998.

     If you elect to reprice an incentive stock option, the two-year holding period applicable to incentive stock options will commence on April 3, 1998, the grant date that the Compensation Committee of the Board has set for such Repriced Options.

     Please note that in the event you receive a repriced incentive stock option for which the aggregate exercise price of shares first becoming purchasable in any calendar year exceeds $100,000, the portion so purchasable in excess of $100,000 will be treated for federal tax purposes as a nonstatutory stock option rather than as an incentive stock option. For this purpose, shares that first become purchasable in 1998 under the Repriced Option include the carryover vesting for the Old Option. A summary of the difference in the tax treatment between nonstatutory stock options and incentive stock options is attached hereto as Exhibit A.

     Attached hereto as Exhibit B is a schedule showing your outstanding stock options as of April 1, 1998.

     Please note that, for your protection, if you submit the above-enumerated
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paperwork to reprice an Old Option and the exercise price of the Repriced
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Options ultimately exceeds that of the Old Option, that Old Option will NOT be
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repriced.
---------

After April 3, 1998, the option repricing program will lapse.
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                                 Very truly yours,


                                 Timothy A. Brennan
                                 Senior Vice President,
                                 Chief Financial Officer and Secretary

                          REPRICING OF STOCK OPTIONS
                          --------------------------

The undersigned optionee hereby elects to reprice each of the following stock options pursuant to the terms set forth in the letter dated April 1, 1998 from the Company:

                             Option #1   Option #2   Option #3   Option #4
                             ---------   ---------   ---------   ---------

Option Grant Date:           ________    ________    ________    ________

Plan Under Which Option
Was Granted                  ________    ________    ________    ________

Number of Shares
Remaining Unexercised:       ________    ________    ________    ________

Exercise Price:              ________    ________    ________    ________

ISO or NSO:                  ________    ________    ________    ________

                                  Instructions
                                  ------------

Please set forth above the information required with respect to each outstanding stock option which you wish to reprice.

The undersigned acknowledges receipt of the Company's letter dated April 1, 1998 and the enclosures referenced therein and contained therewith. The undersigned hereby agrees to be bound by all of the terms and conditions of the repricing program as described in said letter, which shall be deemed to modify and amend the terms of the agreements pursuant to which such options were granted to the undersigned (the "Agreements"). Without limiting the foregoing, the undersigned understands that the Agreement(s) shall be deemed to be amended to provide that the Repriced Option(s) shall be subject to the following restrictions on disposition: None of the shares purchased pursuant to Repriced Options may be sold or otherwise disposed of until April 3, 1999. On or after April 3, 1999, up to fifty percent (50%) of the then-vested shares subject to Repriced Options may be sold or otherwise disposed of without regard to this limitation on distribution. On or after April 3, 2000, all of the shares subject to Repriced Options may be sold or otherwise disposed of without regard to this limit on disposition. However, these restrictions will not prevent transfers not involving a change in beneficial ownership or pursuant to a bona fide gift and will not prevent a bona fide pledge of the shares to secure the purchase price thereof, although such shares shall remain subject to the limitations on disposition and the buy back right stated herein. The undersigned further agrees that the Agreement(s) shall be deemed to be amended to provide that any shares subject to Repriced Options, which are still subject to any part of the two year "lock-up" period discussed above, held by any optionee who terminates employment with the Company, either voluntarily or involuntarily, during the two year term of the "lock-up" are subject to a discretionary right of repurchase, at their purchase price, by the Company. The Company intends to exercise this right if the fair market value of the shares purchased pursuant to Repriced Options at the time the buy back right is to be exercised is greater than their purchase price. As a condition precedent to participating in this repricing and as a condition to any exercise of any Repriced Options, all optionees participating in this repricing program must agree that, upon exercise of any Repriced Option, the optionee shall execute such agreements and/or instruments as the Company may reasonably request to ensure enforceability of this buy back right including, without limitation, a stock

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

                          REPRICING OF STOCK OPTIONS
                          --------------------------


power executed in blank, an escrow agreement and a restricted stock purchase
agreement.   Such right shall not apply in the event that the optionee's employment is terminated due to death or disability or in the event of an involuntary termination of the optionee following a change in control of the Company (defined as a transaction or series of related transactions following which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons acting together as a group different from the persons holding those securities immediately prior to such transaction, though offerings to "the public" shall not constitute such a change in control).

The undersigned further acknowledges and agrees that participation in the repricing program shall not be construed as an express or implied agreement of employment with the Company other than on an at-will basis.

      Nothing in this stock option repricing program derogates from or changes the economic benefits as intended by and set forth in any employment agreement between the optionee and the Company ("Employment Agreement"), and that in the event of any conflict or inconsistency between the provisions of the Employment Agreement and this repricing program, then the provisions of the Employment Agreement shall govern. If, in connection with any involuntary termination (as such term or any similar term may be defined in any Employment Agreement), the optionee shall become entitled to full vesting and exercisability of stock options pursuant to such Employment Agreement, then all lock-up and buy-back provisions contained in this repricing program shall cease and be of no further force or effect with respect to any shares issued or issuable to such person pursuant to any stock options.



(Print name of Optionee)



Signature of Optionee


Date:
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PLEASE MAINTAIN A COPY OF THIS DOCUMENT AS EXECUTED FOR YOUR RECORDS, AS IT
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SHALL CONSTITUTE AN AMENDMENT TO THE AGREEMENT(S) PURSUANT TO WHICH YOU WERE
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GRANTED THE OPTION(S) THAT YOU ENUMERATED ABOVE.
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Please Fax to:    Timothy A. Brennan,  (408) 863-4141
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Mail original to: Rational Software Corporation
----------------  Attn.:  Timothy A. Brennan
                  18888 Homestead Road
                  Cupertino, CA  95014

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